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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): July 24, 2003

                                RAYTHEON COMPANY
                                -----------------
             (Exact name of registrant as specified in its charter)


        Delaware                   1-13699                95-1778500
        --------                   -------                ----------
(State of Incorporation) (Commission File Number)      (IRS Employer
                                                   Identification Number)

                      141 Spring Street
                  Lexington, Massachusetts            02421
                  ------------------------            -----
       (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600



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Item 9.           Regulation FD Disclosure

     On July 24, 2003, Raytheon Company issued a press release relating to the Company's earnings for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1.

     This information set forth under "Item 9, Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "Filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 24, 2003

                                        RAYTHEON COMPANY

                                        By: /s/ Edward S. Pliner
                                                Edward S. Pliner
                                        Senior Vice President and
                                         Chief Financial Officer